UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2015

ATHENS BANCSHARES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-34534	27-0920126
(State or Other Jurisdiction) of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

106 Washington Avenue, Athens, Tennessee	37303
(Address of Principal Executive Offices)	(Zip Code)

(423) 745-1111
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 2, 2015, Athens Bancshares Corporation (the "Company") notified the NASDAQ Stock Market of its intent to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about December 11, 2015 to effect the voluntary delisting of its common stock from NASDAQ.  The Company expects the delisting will be effective on or about December 21, 2015.  Upon delisting, the Company intends to file a Form 15 with the SEC to deregister its common stock under the Securities and Exchange Act of 1934 (the “Exchange Act”).  The Company’s obligation to file periodic reports under the Exchange Act will be suspended immediately upon the filing of the Form 15.  The Company expects that its common stock will be quoted on the OTCQX Market beginning on or about December 21, 2015.

A copy of the Company’s press release announcing the Company's intention to delist from NASDAQ and deregister with the SEC is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

	Number	Description

	99.1	Press release dated December 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHENS BANCSHARES CORPORATION

Date: December 3, 2015                                                                By: /s/ Michael R. Hutsell
Michael R. Hutsell
Treasurer and Chief Financial Officer